      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 5, 2002
                                                      REGISTRATION NO. 333-62540

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

 ------------------------------------------------------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933

 ------------------------------------------------------------------------------
                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                                   65-1095289
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

                           1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 536-1390
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

 ------------------------------------------------------------------------------

                                ROBERT J. INGATO
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                                 CIT GROUP INC.
                           1211 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036
                                 (212) 536-1390
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

 ------------------------------------------------------------------------------

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:
        ANDRE WEISS                          MEREDITH B. CROSS
  SCHULTE ROTH & ZABEL LLP               WILMER, CUTLER & PICKERING
    919 THIRD AVENUE                         2445 M STREET, N.W.
 NEW YORK, NEW YORK 10022                  WASHINGTON, D.C. 20037
     (212) 756-2000                           (202) 663-6000

 ------------------------------------------------------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
                                Not applicable.

 ------------------------------------------------------------------------------

IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. / /

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. /X/

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(b) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. / /

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(c) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. / /

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(d) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. / /

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. / /

                               -------------------

==============================================================================

EXPLANATORY NOTE

                          DEREGISTRATION OF SECURITIES

     A Registration Statement on Form S-3 (No. 333-62540) with respect to the offer and sale of $16,202,600,000 of debt securities was filed by The CIT Group, Inc., a Nevada corporation ("CIT Nevada"), with the Securities and Exchange Commission on June 7, 2001 and declared effective on August 9, 2001. CIT Nevada subsequently issued and sold $4,025,000,000 of debt securities pursuant to such Registration Statement.

     Pursuant to the undertaking made by CIT Nevada as required by Item 512(a)(3) of Regulation S-K, the Registrant, CIT Group Inc., a Delaware corporation and successor by merger to CIT Nevada (as such term is defined by Rule 405 of Regulation C promulgated under the Securities Act of 1933, as amended) files this Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (No. 333-62540) for the purpose of terminating offerings under the above-mentioned Registration Statement and deregistering $12,177,600,000 of unsold debt securities of CIT Nevada.

PART II

Item 16.  Exhibits

          24.1 Powers of Attorney (included on the signature page of this Post-Effective Amendment No. 1 to Form S-3).

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT ON FORM S-3 NO. 333-62540 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 5th DAY OF JULY, 2002.

                                        CIT GROUP INC.

                                        By     /s/ Robert J. Ingato
                                               ------------------------------
                                               Robert J. Ingato
                                               Executive Vice President and
                                               General Counsel


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints ALBERT R. GAMPER, JR., JOSEPH M. LEONE and ROBERT J. INGATO, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this registration statement (including all pre-effective and post-effective amendments thereto and all registration statements filed pursuant to Rule 462(b) which incorporate this registration statement by reference), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on July 5, 2002 in the capacities indicated below.


                                        By     /s/ Robert J. Ingato*
                                               ------------------------------
                                               (Robert J. Ingato,
                                               Attorney-in-fact)

                        NAME                                               TITLE
                        ----                                               -----
              /s/ Albert R. Gamper, Jr.*               President, Chief Executive Officer, Chairman
     -------------------------------------------         of the Board and Director (Principal
                Albert R. Gamper, Jr.                    Executive Officer)

               /s/ Joseph M. Leone*                    Executive Vice President, Chief Financial
     -------------------------------------------         Officer and Director (Principal Financial
                   Joseph M. Leone                       and Accounting Officer)

                 /s/ John S. Chen*
     -------------------------------------------                  Director
                    John S. Chen

              /s/ William A. Farlinger*
     -------------------------------------------                  Director
                William A. Farlinger

                        NAME                                               TITLE
                        ----                                               -----
              /s/ Hon. Thomas H. Kean*
     -------------------------------------------                          Director
                 Hon. Thomas H. Kean

              /s/ Edward J. Kelly, III*
     -------------------------------------------                          Director
                Edward J. Kelly, III

                /s/ Peter J. Tobin*
     -------------------------------------------                          Director
                   Peter J. Tobin



     *ORIGINAL POWERS OF ATTORNEY AUTHORIZING ALBERT R. GAMPER, JR., JOSEPH
M. LEONE AND ROBERT J. INGATO AND EACH OF THEM TO SIGN THIS REGISTRATION STATEMENT AND AMENDMENTS HERETO ON BEHALF OF THE DIRECTORS AND OFFICERS OF THE REGISTRANT INDICATED ABOVE ARE HELD BY THE REGISTRANT AND AVAILABLE FOR EXAMINATION PURSUANT TO ITEM 302(b) OF REGULATION S-T.

                                EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

   24.1 Powers of Attorney (included on the signature page of this Post-Effective Amendment No. 1 to Form S-3).